                                    EXHIBIT 1







                            SHARE EXCHANGE AGREEMENT


                                      AMONG


                                  NATHAN NIFCO,

                                   DINA NIFCO,

                             THE NIFCO FAMILY TRUST,

                             NIFCO INVESTMENTS LTD.

                                       AND

                             SMARTSOURCES.COM, INC.



                                DECEMBER 11, 1998

                                TABLE OF CONTENTS

ARTICLE I - SHARE EXCHANGE...................................................1
    Section 1.1   Share Exchange.............................................1
    Section 1.2   Closing....................................................1
    Section 1.3   Transactions at the Closing................................1

ARTICLE II - REPRESENTATIONS AND WARRANTIES OF THE COMPANY...................2
    Section 2.1   Organization, Standing and Qualification...................2
    Section 2.2   Capitalization.............................................2
    Section 2.3   Validity of Stock..........................................2
    Section 2.4   Subsidiaries...............................................3
    Section 2.5   Financial Statements.......................................3
    Section 2.6   No Material Changes........................................3
    Section 2.7   Business, Operations and Properties........................3
    Section 2.8   Authorization; Approvals...................................3
    Section 2.9   No Conflict with Other Instruments.........................4
    Section 2.10  Compliance with Law and Other Instruments..................4
    Section 2.11  Taxes......................................................4
    Section 2.12  Contracts and Promissory Notes.............................4
    Section 2.13  Litigation.................................................4
    Section 2.14  Fees and Commissions.......................................4
    Section 2.15  Interested Party Transactions..............................5
    Section 2.16  ERISA......................................................5
    Section 2.17  Environmental and Safety Laws..............................5
    Section 2.18  SEC Reports................................................5
    Section 2.19  Full Disclosure............................................5

ARTICLE III - REPRESENTATIONS AND WARRANTIES OF NIFCO........................5
    Section 3.1   Organization, Standing and Qualification...................5
    Section 3.2   Capitalization.............................................6
    Section 3.3   Subsidiaries...............................................6
    Section 3.4   Permits....................................................6
    Section 3.5   No Conflict with Other Instruments.........................6
    Section 3.6   Compliance with Law and Other Instruments..................7
    Section 3.7   Taxes......................................................7
    Section 3.8   Intangible Assets..........................................7
    Section 3.9   Litigation.................................................7
    Section 3.10  Contracts and Promissory Notes.............................7

ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF THE
    EXCHANGING SHAREHOLDERS..................................................7
    Section 4.1   Ownership of Nifco Shares..................................7
    Section 4.2   Investment Representations.................................8
    Section 4.3   Fees and Commissions.......................................8
    Section 4.4   Authorization; Approvals...................................8

ARTICLE V - COVENANTS OF THE COMPANY.........................................8
    Section 5.1   Confidentiality............................................8
    Section 5.2   The Company's Filing Obligations...........................8
    Section 5.3   Removal of Legend on Certificates Representing the Company
                  Shares.....................................................9
    Section 5.4   Officers and Directors.....................................9
    Section 5.5   Access to Information......................................9
    Section 5.6   Cooperation................................................9
    Section 5.7   No New Agreements..........................................9
    Section 5.8   Compensation...............................................9
    Section 5.9   Indebtedness...............................................9
    Section 5.10  No Securities Issued.......................................9
    Section 5.11  Repurchase; Dividends.....................................10

ARTICLE VI - COVENANTS OF THE EXCHANGING SHAREHOLDERS.......................10
    Section 6.1   Restrictions on Transfer..................................10
    Section 6.2   Transfer Instructions.....................................10
    Section 6.3   Cooperation...............................................10

ARTICLE VII - CONDITIONS TO THE CLOSING OF THE COMPANY......................10

ARTICLE VIII - CONDITIONS TO THE CLOSING OF THE EXCHANGING
    SHAREHOLDERS............................................................11

ARTICLE IX - SURVIVAL OF REPRESENTATIONS AND WARRANTIES
    AND INDEMNIFICATION.....................................................13
    Section 9.1   Survival of Representations and Warranties................13
    Section 9.2   Obligations of the Company................................13
    Section 9.3   Obligations of Nifco......................................13
    Section 9.4   Notice of Loss or Asserted Liability......................14
    Section 9.5   Opportunity to Contest....................................14

ARTICLE X - TERMINATION.....................................................14
    Section 10.1  Termination of Agreement..................................14
    Section 10.2  Termination of Obligations................................15

ARTICLE XI - MISCELLANEOUS...................................................15
    Section 11.1  Entire Agreement...........................................15
    Section 11.2  Survival of Representations and Warranties.................15
    Section 11.3  Notices....................................................15
    Section 11.4  Amendments.................................................17
    Section 11.5  Waiver and Consent.........................................17
    Section 11.6  Successors and Assigns.....................................17
    Section 11.7  Rights of the Company......................................17
    Section 11.8  Execution and Counterparts.................................17
    Section 11.9  No Third Party Beneficiaries...............................17
    Section 11.10 Severability...............................................17
    Section 11.11 Governing Law..............................................17


SCHEDULES

Schedule 2.12  -  Contracts and Promissory Notes of the Company
Schedule 3.10  -  Contracts and Promissory Notes of Nifco

                            SHARE EXCHANGE AGREEMENT


         This SHARE EXCHANGE AGREEMENT, dated as of December 11, 1998, among NATHAN NIFCO and DINA NIFCO, residents of West Vancouver, British Columbia, Canada, and the NIFCO FAMILY TRUST, a British Columbia, Canada trust (collectively, the "Exchanging Shareholders"), NIFCO INVESTMENTS LTD., a British Columbia corporation ("Nifco"), and SMARTSOURCES.COM, INC., a Colorado corporation formerly known as Innovest Capital Sources Corporation (the "Company").

         WHEREAS, the Company desires to acquire from the Exchanging Shareholders all of the outstanding capital stock of Nifco in exchange for a total of 6,000,000 shares (the "Company Shares") of the Company's Common Stock, no par value (the "Company Common Stock"), on the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises, mutual covenants and agreements hereinafter contained and for other good and valuable consideration, the Exchanging Shareholders and the Company hereby agree as follows:

                           ARTICLE I - SHARE EXCHANGE

         Section 1.1 Share Exchange. Subject to the terms and provisions of this Agreement, at the Closing (as hereinafter defined), the Company shall acquire from the Exchanging Shareholders an aggregate of 1,076,101 shares (the "Nifco Shares") of Nifco's Common Stock, no par value (the "Nifco Common Stock"), which represent all of the issued and outstanding capital stock of Nifco, in exchange for 6,000,000 shares of the Company Common Stock, as follows:

                                     NO. OF                     NO. OF
SELLING SHAREHOLDER               NIFCO SHARES              COMPANY SHARES
-------------------               ------------              --------------
Nathan Nifco                         538,601                  3,003,070
Dina Nifco                           536,500                  2,991,355
Nifco Family Trust                    1,000                     5,575

         Section 1.2 Closing. The share exchange pursuant to Section 1.1 hereof (the "Closing") shall take place at the offices of Allard and Company, 815 Hornby Street, Suite 600, Vancouver, British Columbia, or at such other place as may be agreed upon by the Exchanging Shareholders and the Company, at 10:00 a.m., local time, on December 11, 1998 or at such other time and date as may be agreed upon by the Exchanging Shareholders and the Company (the "Closing Date").

         Section 1.3 Transactions at the Closing. At the Closing, the Exchanging Shareholders shall deliver to the Company certificates representing the Nifco Shares, duly endorsed, with signatures guaranteed by member firms of the New York Stock Exchange, against delivery by the Company to the Exchanging Shareholders of certificates representing the Company Shares, duly registered in the names of the Exchanging Shareholders, in the amounts set forth in Section 1.1 hereof, and bearing the restrictive legend set forth in Section 6.1 hereof. At the Closing, the Company shall own beneficially and of record all of the issued and outstanding capital stock of Nifco, and the Exchanging Shareholders shall own approximately ninety percent (90%) of the issued and outstanding shares of the Company Common Stock, assuming the closing of the private placements described in Section 5.12 hereof.

           ARTICLE II - REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to the Exchanging Shareholders that:

         Section 2.1 Organization, Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and has all requisite corporate power and authority to own, lease and operate its property and assets and to conduct its business as presently conducted and as proposed to be conducted by it. The Company has all requisite corporate power and authority to enter into and perform its obligations under this Agreement and to carry out the transactions contemplated hereby. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its assets, properties, condition (financial or otherwise), operating results or business. Complete and correct copies of the Articles of Incorporation and Bylaws of the Company have been delivered to the Exchanging Shareholders.

         Section 2.2 Capitalization. On the Closing Date, the authorized capital stock of the Company shall consist of 50,000,000 shares of Common Stock, no par value, of which 683,645 shares are issued and outstanding, after giving effect to the reverse stock split described in Section 8.1(g) hereof. There are no shares reserved for issuance pursuant to outstanding options, warrants, debentures and preferred stock as of the date hereof. The outstanding shares of Company Common Stock are duly authorized and validly issued, fully paid and nonassessable. Holders of shares of the Company's capital stock have no preemptive rights or rights of first refusal. There are (i) no outstanding warrants, options, convertible securities or rights to subscribe for or purchase any capital stock or other securities of the Company, (ii) no existing rights of security holders to require the Company to register any securities of the Company or to participate with the Company in any registration by the Company of its securities, (iii) to the best knowledge of the Company, no agreements among stockholders providing for the purchase or sale of the Company's capital stock, and (iv) no obligations (contingent or otherwise) of the Company to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof.

         Section 2.3 Validity of Stock. The Company Common Stock, when issued, sold and delivered in accordance with the terms of this Agreement and in the private placements described in Section 5.12 hereof, will be duly authorized and validly issued, fully paid and nonassessable, and will be free of restrictions on transfer, other than restrictions on transfer under applicable state and federal securities laws, and not subject to preemptive rights.

         Section 2.4 Subsidiaries. The Company (i) does not own or control, directly or indirectly, any corporation, partnership, association or business entity, and (ii) is not a participant in any joint venture or partnership.

         Section 2.5 Financial Statements. The Company has furnished the Exchanging Shareholders with the Company's (i) audited financial statements as of December 31, 1997 and for the two (2) years then ended and (ii) unaudited financial statements for the nine (9) months ended September 30, 1998 (collectively, the "Financial Statements"). The Financial Statements are included in the SEC Filings (as hereinafter defined). The Financial Statements are true and correct in all material respects, are in accordance with the books and records of the Company and have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied, and fairly and accurately present in all material respects the financial position of the Company as of such date and the results of its operations for the period then ended. The Company has no material liabilities, debts or obligations, whether accrued, absolute or contingent, other than liabilities reflected or reserved for in the Balance Sheet or disclosed in the notes to the Financial Statements. The Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

         Section 2.6 No Material Changes. Subsequent to the dates of the SEC Filings, there has been no material adverse change or any fact known to the Company and not disclosed in writing to the Exchanging Shareholders that could reasonably be expected to result in a material adverse change in the business or financial condition of the Company, and, except as disclosed in the SEC Filings, there is no litigation or governmental proceeding to which the Company is a party or to which any property of the Company is subject or that is pending or, to the knowledge of the Company, contemplated against the Company that the Company reasonably expects to result in any material adverse change in the business or financial condition of the Company.

         Section 2.7 Business, Operations and Properties. The Company has had no business, operations or properties since its emergence from bankruptcy on April 12, 1996.

         Section 2.8 Authorization; Approvals. All corporate action on the part of the Company and its stockholders necessary for the authorization, execution, delivery and performance of all its obligations under this Agreement and for the authorization, issuance and delivery of the Company Shares being exchanged under this Agreement has been or will be taken prior to the Closing. This Agreement, when executed and delivered by or on behalf of the Company, shall constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. The Company has obtained or will obtain prior to the Closing Date all necessary consents, authorizations, approvals and orders, and has made all registrations, qualifications, designations, declarations or filings with all federal, state or other relevant governmental authorities required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for such filings as may be required to be made after the Closing in order to comply with the requirements of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state laws.

         Section 2.9 No Conflict with Other Instruments. The execution, delivery and performance of this Agreement will not result in any violation of, be in conflict with, or constitute, with or without the passage of time or giving of notice or both, a default under any terms or provisions of (i) the Articles of Incorporation or Bylaws of the Company; (ii) any judgment, decree or order of any court or government agency or body having jurisdiction over the Company or its properties; (iii) any agreement, contract, understanding, indenture or other instrument to which the Company is a party or by which it is bound, the effect of which would have a material adverse effect on the assets, properties, condition (financial or otherwise), operating results or business of the Company; or (iv) any statute, rule or governmental regulation applicable to the Company.

         Section 2.10 Compliance with Law and Other Instruments. The Company is not in violation in any material respect of any provision of (i) its Articles of Incorporation or its Bylaws, or (ii) any judgment, decree, order, statute, rule or governmental regulation applicable to it, the violation of which would materially and adversely affect the assets, properties, condition (financial or otherwise), operating results or business of the Company. The Company is not in material violation or material default in any material respect of any provision of any mortgage, indenture, agreement, instrument or contract to which it is a party or by which it is bound.

         Section 2.11 Taxes. The Company has accurately and timely filed all federal income tax returns and all state and municipal tax returns that are required to be filed by it and has paid or made adequate provision for the payment of all amounts due pursuant to such returns. The federal income tax returns of the Company have not been audited by the Internal Revenue Service, and there are no waivers in effect of the applicable statute of limitations for any period. No deficiency assessment or proposed adjustment of federal income taxes or state or municipal taxes of the Company is pending, and the Company has no knowledge of any proposed liability for any tax to be imposed.

         Section 2.12 Contracts and Promissory Notes. Except as set forth on
Schedule 2.12, the Company is not a party to any contract, lease, mortgage, notes, obligations or commitments. Except as set forth on Schedule 2.12, the Company has no employment or consulting contracts, deferred compensation agreements or bonus, incentive, profit-sharing or pension plans.

         Section 2.13 Litigation. There is no action, proceeding or governmental inquiry or investigation pending or, to the best knowledge of the Company, threatened against the Company or any of its officers, directors or employees (in their capacity as such) or any of the Company's assets or properties before any court, arbitration board or tribunal or administrative or other governmental agency. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or governmental agency or instrumentality. There is no action, suit or proceeding by the Company currently pending.

         Section 2.14 Fees and Commissions. Neither the Company nor the Exchanging Shareholders nor their affiliates shall be liable for any fees payable to any finder, broker, agent, financial advisor or other intermediary (collectively "Intermediary") in connection with the transactions contemplated by this Agreement.

         Section 2.15 Interested Party Transactions. Except as disclosed in its SEC Filings, no executive officer or director of the Company or holder of more than five percent (5%) of the capital stock of the Company or, to the best of the Company's knowledge, any "affiliate" or "associate" (as these terms are defined in Rule 405 promulgated under the Securities Act) of any such person or entity or the Company has or has had, either directly or indirectly, (a) an interest in any person or entity which (i) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by the Company, or (ii) purchases from or sells or furnishes to the Company any goods or services, or (b) a beneficial interest in any material contract or agreement to which the Company is a party or by which it may be bound or affected. Except as disclosed in its SEC Filings, there are no existing material arrangements or proposed material transactions between the Company and any officer, director or holder of more than five percent (5%) of the capital stock of the Company, or, to the best of the Company's knowledge, any affiliate or associate of any such person.

         Section 2.16 ERISA. The Company does not maintain, sponsor, or contribute to any program or arrangement that is an "employee pension benefit plan," an "employee welfare benefit plan," or a "multi-employer plan", as those terms are defined in Sections 3(2), 3(l), and 3(37) of the Employee Retirement Income Security Act of 1974, as amended.

         Section 2.17 Environmental and Safety Laws. To the best knowledge of the Company, the Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

         Section 2.18 SEC Reports. Since April 12, 1996, the Company has filed all periodic reports with the Securities and Exchange Commission (the "SEC") that it has been required to file (the "SEC Filings"), all of which have complied in all material respects with all applicable requirements of the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As of their respective dates, each of the SEC Filings, including, without limitation, any financial statements or schedules included therein, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         Section 2.19 Full Disclosure. The representations and warranties of the Company do not contain or will contain, as of the date hereof and the Closing Date, any untrue statement of a material fact or omits or will omit to state any material fact necessary to keep the statements contained herein from being misleading.

              ARTICLE III - REPRESENTATIONS AND WARRANTIES OF NIFCO

         Nifco represents and warrants to the Company that:

         Section 3.1 Organization, Standing and Qualification. Nifco is a corporation duly organized, validly existing and in good standing under the laws of the Province of British Columbia, Canada and has all requisite corporate power and authority to own, lease and operate its property and assets and to conduct its business as presently conducted and as proposed to be conducted by it. Nifco has all requisite corporate power and authority to enter into and perform its obligations under this Agreement and to carry out the transactions contemplated hereby. Nifco is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its assets, properties, condition (financial or otherwise), operating results or business. Complete and correct copies of the Articles of Incorporation and Bylaws of Nifco have been delivered to the Company.

         Section 3.2 Capitalization. On the Closing Date, the authorized capital stock of Nifco shall consist of (a) 1,000,000 shares of preferred stock, $.01 par value, of which no shares are issued or outstanding prior to the Closing Date and (b) 10,000,000 shares of common stock, no par value, of which 1,076,101 shares are issued and outstanding, and no shares are reserved for issuance pursuant to outstanding options, warrants, debentures and preferred stock as of the date hereof. The outstanding shares of Nifco Common Stock are duly authorized and validly issued, fully paid and nonassessable. Holders of shares of Nifco's capital stock have no preemptive rights or rights of first refusal. There are (i) no outstanding warrants, options, convertible securities or rights to subscribe for or purchase any capital stock or other securities of the Company, (ii) no existing rights of security holders to require Nifco to register any securities of Nifco or to participate with Nifco in any registration by Nifco of its securities, (iii) to the best knowledge of the Exchanging Shareholders, no agreements among stockholders providing for the purchase or sale of Nifco's capital stock, and (iv) no obligations (contingent or otherwise) of Nifco to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof.

         Section 3.3 Subsidiaries. Nifco owns all of the issued and outstanding capital stock of Nifco Synergy Ltd., Intelli Trade Inc. and Origin Software
Corporation ("Origin"). Nifco (i) does not own or control, directly or indirectly, any other corporation, partnership, association or business entity, and (ii) is not a participant in any joint venture or partnership.

         Section 3.4 Permits. Nifco has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the assets, properties, condition (financial or otherwise), operating results or business of Nifco. Nifco is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

         Section 3.5 No Conflict with Other Instruments. The execution, delivery and performance of this Agreement will not result in any violation of, be in conflict with, or constitute, with or without the passage of time or giving of notice or both, a default under any terms or provisions of (i) the Articles of Incorporation or Bylaws of Nifco; (ii) any judgment, decree or order of any court or government agency or body having jurisdiction over Nifco or its properties; (iii) any agreement, contract, understanding, indenture or other instrument to which Nifco is a party or by which it is bound, the effect of which would have a material adverse effect on the assets, properties, condition (financial or otherwise), operating results or business of Nifco; or (iv) any statute, rule or governmental regulation applicable to Nifco.

         Section 3.6 Compliance with Law and Other Instruments. Nifco is not in violation in any material respect of any provision of (i) its Articles of Incorporation or its Bylaws, or (ii) any judgment, decree, order, statute, rule or governmental regulation applicable to it, the violation of which would materially and adversely affect the assets, properties, condition (financial or otherwise), operating results or business of Nifco. Nifco is not in material violation or material default in any material respect of any provision of any mortgage, indenture, agreement, instrument or contract to which it is a party or by which it is bound.

         Section 3.7 Taxes. Nifco has accurately and timely filed all Canadian income tax returns and all provincial and municipal tax returns that are required to be filed by it and has paid or made adequate provision for the payment of all amounts due pursuant to such returns. The federal income tax returns of Nifco have not been audited by Revenue Canada, and there are no waivers in effect of the applicable statute of limitations for any period. No deficiency assessment or proposed adjustment of federal income taxes or state or municipal taxes of Nifco is pending and Nifco has no knowledge of any proposed liability for any tax to be imposed.

         Section 3.8 Intangible Assets. Nifco and its subsidiaries own or have the unrestricted right to use, free and clear of all liens, claims and restrictions, all trademarks, service marks, trade names, copyrights and trade secrets used in the conduct of its business, without infringing upon the right of any person. All licenses to which Nifco or one of its subsidiaries is a party are valid and binding and in full force and effect as of the date hereof.

         Section 3.9 Litigation. There is no action, proceeding or governmental inquiry or investigation pending or, to the best knowledge of the Exchanging Shareholders, threatened against Nifco or any of its officers, directors or employees (in their capacity as such) or any of Nifco's assets or properties before any court, arbitration board or tribunal or administrative or other governmental agency. Nifco is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or governmental agency or instrumentality. There is no action, suit or proceeding by Nifco currently pending.

         Section 3.10 Contracts and Promissory Notes. Except as set forth on
Schedule 3.10, Nifco is not a party to any contract, lease, mortgage, notes, obligations or commitments, in each case involving aggregate payments by Nifco or having an aggregate value of more than $25,000. Except as set forth on
Schedule 3.10, Nifco has no employment or consulting contracts, deferred compensation agreements or bonus, incentive, profit-sharing or pension plans.

          ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF THE EXCHANGING
                                  SHAREHOLDERS

         The Exchanging Shareholders represent and warrant to the Company that:

         Section 4.1 Ownership of Nifco Shares. The Exchanging Shareholders own of record and beneficially all of the Nifco Shares, free and clear of any adverse claim, lien or encumbrance.

         Section 4.2 Investment Representations. The Exchanging Shareholders are acquiring the Company Shares for their own accounts, for investment purposes and not with a view to, or for sale in connection with, any distribution of such shares.

         Section 4.3 Fees and Commissions. Neither the Exchanging Shareholders nor their affiliates have incurred any fees payable to Intermediaries in connection with the transactions contemplated by this Agreement.

         Section 4.4 Authorization; Approvals. This Agreement, when executed and delivered by or on behalf of the Exchanging Shareholders, shall constitute the valid and binding obligation of the Exchanging Shareholders, enforceable against the Exchanging Shareholders in accordance with its terms. The Exchanging Shareholders have obtained or will obtain prior to the Closing Date all necessary consents, authorizations, approvals and orders, and has made all registrations, qualifications, designations, declarations or filings with all federal, state or other relevant governmental authorities required on the part of the Exchanging Shareholders in connection with the consummation of the transactions contemplated by this Agreement.

                      ARTICLE V - COVENANTS OF THE COMPANY

         The Company hereby covenants and agrees with the Exchanging Shareholders that:

         Section 5.1 Confidentiality. The Company agrees that it will maintain in confidence and neither disclose to any third party nor make commercial use of all or any part of any information disclosed by the Exchanging Shareholders in connection with the transactions contemplated hereunder. With respect to information disclosed to the Company related to the business and operations of Nifco, the foregoing obligation of confidentiality shall apply prior to the Closing of the transactions contemplated by this Agreement, or, if no such Closing takes place, for a period of five (5) years from the date of this Agreement.

         Section 5.2 The Company's Filing Obligations. With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of any of the Company Shares which may be restricted as defined in Rule 144 to the public without registration pursuant to the Securities Act, the Company agrees to use its best lawful efforts to:

                  (a) Make and keep public information available, as those terms are understood and defined in Rule 144 at all times during which the Company is subject to the reporting requirements of the Exchange Act;

                  (b) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at all times during which the Company is subject to such reporting requirements); and

                  (c) So long as the Exchanging Shareholders own any of the Company Shares and such shares are restricted securities as defined in Rule 144, furnish to the Exchanging Shareholders upon written request a written statement to the Company as to its compliance with the reporting requirements of Rule 144 and with regard to the Securities Act and the Exchange Act (at all times during which the Company is subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as the Exchanging Shareholders may reasonably request in availing themselves of any rule or regulation of the SEC allowing the Exchanging Shareholders to sell any of the Company Shares without registration pursuant to the Securities Act.

         Section 5.3 Removal of Legend on Certificates Representing the Company Shares. The Company shall promptly remove the legend on any certificates representing the Company Shares once the provisions of the Securities Act are satisfied, upon the written request of the Exchanging Shareholders. In addition, the Company shall notify its transfer agent that any stop transfer instructions with respect to the Company Shares have been rescinded.

         Section 5.4 Officers and Directors. Promptly after the Closing, the Company will take such action as may be necessary to cause the officers and directors of the Company proposed by the Exchanging Shareholders to be elected and for all of its incumbent officers and directors to resign, effective as of the Closing.

         Section 5.5 Access to Information. From the date hereof to the Closing Date, the Company will afford the Exchanging Shareholders reasonable access during regular business hours to the books and records of the Company and the opportunity to ask questions of, and to receive answers from, the Company and to obtain any additional information, written and oral, to the extent the Company has such information or could have acquired it without unreasonable effort or expense.

         Section 5.6 Cooperation. Prior to the Closing, the Company will cooperate with the Exchanging Shareholders in taking any and all actions or executing any and all documents appropriate to consummate the transactions contemplated by this Agreement.

         Section 5.7 No New Agreements. Prior to the Closing, the Company will not enter into any contracts, agreements, leases, mortgages, instruments or promissory notes.

         Section 5.8 Compensation. Prior to the Closing, the Company will cancel and terminate any bonus, incentive compensation, deferred compensation, profit sharing, retirement, pension, group insurance, death benefit or other fringe benefit plan, and any employment, compensation or consulting agreement or arrangement.

         Section 5.9 Indebtedness. Prior to the Closing, the Company will not create, incur, assume, guarantee or otherwise become liable with respect to any indebtedness for money borrowed or voluntarily create, incur, assume or guarantee any other indebtedness or obligation other than in the ordinary course of business.

         Section 5.10 No Securities Issued. Prior to the Closing, the Company will not issue any shares of its capital stock or enter into any contract or grant any option, warrant or right calling for the issuance of any shares and will not create any securities convertible into any such shares or convertible into securities in turn so convertible or enter into any contract or grant any option, warrant or right calling for the issuance of any such convertible security.

         Section 5.11 Repurchase; Dividends. Prior to the Closing, the Company will not redeem, repurchase or otherwise acquire any capital stock of the Company or declare or apply any dividend in cash, securities or other property.

              ARTICLE VI - COVENANTS OF THE EXCHANGING SHAREHOLDERS

         The Exchanging Shareholders hereby covenant and agree with the Company that:

         Section 6.1 Restrictions on Transfer. The Exchanging Shareholders agree that (a) they will not offer, sell, transfer, give, pledge, hypothecate or otherwise dispose of the Company Common Stock, unless such offer, sale, transfer, gift, pledge, hypothecation or other disposition is in compliance with the Securities Act and applicable state securities laws, and (b) subject to the obligations of the Company pursuant to Section 6.3 hereof, the certificate(s) representing the Company Shares shall bear a legend stating in substance:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. NEITHER THE SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED FOR SALE, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS.

         Section 6.2 Transfer Instructions. The Exchanging Shareholders agree that the Company may provide for appropriate transfer instructions to implement the provisions of Section 6.1 hereof.

         Section 6.3 Cooperation. Prior to the Closing, the Exchanging Shareholders will cooperate with the Company in taking any and all actions or executing any and all documents appropriate to consummate the transactions contemplated by this Agreement.

             ARTICLE VII - CONDITIONS TO THE CLOSING OF THE COMPANY

         Section 7.1 The obligation of the Company on the Closing Date to exchange the Company Shares for the Nifco Shares shall be subject to each of the following conditions precedent, any one or more of which may be waived by the
Company:

                  (a) Representations and Warranties. The representations and warranties made by the Exchanging Shareholders herein shall be true and accurate in all material respects on and as of the Closing Date as if made on the Closing Date.

                  (b) Performance. The Exchanging Shareholders shall have performed and complied with all agreements and conditions contained herein and other documents incident to the transactions contemplated by this Agreement required to be performed or complied with by them prior to or at the Closing.

                  (c) Consents. The Exchanging Shareholders shall have secured all permits, consents and authorizations that shall be necessary or required lawfully to consummate the transactions contemplated by this Agreement and to exchange the Nifco Shares for the Company Shares.

                  (d) Compliance Certificates. The Exchanging Shareholders shall have delivered to the Company or its representative at the Closing certificates to the effect that all conditions specified in Sections 7.1(a) to (c) hereof, inclusive, have been fulfilled.

                  (e) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Company, and the Company shall have received all such counterpart originals or certified or other copies of such documents as the Company may reasonably request.

           ARTICLE VIII - CONDITIONS TO THE CLOSING OF THE EXCHANGING
                                  SHAREHOLDERS

         Section 8.1 The obligation of the Exchanging Shareholders on the Closing Date to exchange the Nifco Shares for the Company Shares shall be subject to each of the following conditions precedent, any one or more of which may be waived by the Exchanging Shareholders:

                  (a) Representations and Warranties. The representations and warranties made by the Company herein shall be true and accurate in all material respects on and as of the Closing Date as if made on the Closing Date.

                  (b) Performance. The Company shall have performed and complied with all agreements and conditions contained herein and other documents incident to the transactions contemplated by this Agreement required to be performed or complied with by it prior to or at the Closing.

                  (c) Consents. The Company shall have secured all permits, consents and authorizations that shall be necessary or required lawfully to consummate the transactions contemplated by this Agreement and to exchange the Company Shares for the Nifco Shares.

                  (d) Compliance Certificates. The Company shall have delivered to Nifco and the Exchanging Shareholders or their representative at the Closing certificates to the effect that all conditions specified in Sections 8.1(a) to
(c) hereof, inclusive, have been fulfilled.

                  (e) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Exchanging Shareholders, and the Exchanging Shareholders shall have received all such counterpart originals or certified or other copies of such documents as the Exchanging Shareholders may reasonably request.

                  (f) Software   Agreement.   The  agreement   among   Columbia
Diversified Software Fund Limited Partnership, Nifco Synergy Ltd. and Origin has been closed.

                  (g) Reverse Stock Split. The Company shall have effected a reverse stock split of the Company Common Stock at the ratio of 75 shares to 1 share, provided that no shareholder of the Company will have his or its ownership reduced to less than 100 shares.

                  (h) Corporate Name. The corporate name of the Company shall have been changed to SmartSources.com, Inc.

                  (i) Due Diligence. The Exchanging Shareholders shall have concluded to their satisfaction their due diligence investigation of the Company.

                  (j) Cancellation of Indebtedness and Agreements. All indebtedness and agreements of the Company, including, without limitation, the Promissory Note of the Company to Intrepid International S.A. ("Intrepid") dated October 15, 1997 in the principal amount of $134,410 shall have been satisfied, discharged or canceled, all agreements between the Company and Intrepid or its affiliates shall have been terminated and all accrued compensation or other amounts payable shall have been waived, and the Company shall have delivered evidence thereof to the Exchanging Shareholders.

                  (k) Dissenters' Rights. No shareholders of the Company shall have exercised any dissenters' rights in connection with the Company's Plan of Reorganization and Acquisition or this Agreement.

                  (l) Corporate Documents, Stock Certificates and Stock Transfer Records. The Company's certified Articles of Incorporation, Bylaws, corporate minutes, stock certificates and stock transfer records shall have been delivered to counsel to Nathan Nifco.

                  (m) Registration Rights Agreement. The Company and the Exchanging Shareholders shall have executed and delivered a Registration Rights Agreement.

           ARTICLE IX - SURVIVAL OF REPRESENTATIONS AND WARRANTIES AND
                                 INDEMNIFICATION

         Section 9.1 Survival of Representations and Warranties. All representations, warranties, covenants, and agreements made or to be performed by the Company, Nifco or the Exchanging Shareholders pursuant to this Agreement will survive the execution and delivery hereof and the Closing hereunder, and will thereafter terminate and expire (a) on the date which is two (2) years after the Closing, with respect to any "General Claim" (as herein defined) which has not occurred or arisen on or before such date, and (b) with respect to any "Tax Claim" (as herein defined), on the later of (i) ninety (90) days after the date upon which the liability to which any such Tax Claim may relate is barred by all applicable statutes of limitation, and (ii) ninety (90) days after the date upon which any claim for refund or credit related to such Tax Claim is barred by all applicable statutes of limitation. With respect to any "Environmental Claim," such representations, warranties, covenants and agreements will survive until ninety (90) days after the date upon which the liability to which such Environmental Claims is barred by applicable statute of limitations. As used in this Agreement, the following terms have the following meanings:

                  (a) "General Claim" means any claim based upon, arising out of or otherwise related to any material inaccuracy in any representation or warranty or any breach of any covenant or agreement made by the Exchanging Shareholders in or pursuant to this Agreement, other than a Tax Claim or an Environmental Claim.

                  (b) "Tax Claim" means any claim based upon, arising out of or otherwise related to any material inaccuracy in any representation or warranty or any breach of any covenant or agreement made or to be performed by the Exchanging Shareholders pursuant to this Agreement and related to any federal, state, or local taxes of any kind or description; or any claim related to of any taxes (including interest and penalties relating thereto) now or hereafter due and relating to the business, assets, operations, or properties of the Exchanging Shareholders prior to the Closing.

                  (c) "Environmental Claim" means any claim based on, arising out of or otherwise related to environmental matters.

         Section 9.2 Obligations of the Company. The Company agrees to indemnify, defend and hold the Exchanging Shareholders (and each of its beneficiaries, affiliates and assigns) harmless from and against all losses, costs, deficiencies, damages, consequential damages (including, but not limited to, interruptions of business and costs of remedial actions), fines, penalties and liabilities incurred, and all expenses (including, but not limited to reasonable attorneys' fees) arising out of or otherwise related to any General Claim (collectively, "Losses," and individually, a "Loss"), net of any insurance recovery actually received relating to such Loss.

         Section 9.3 Obligations of Nifco. Nifco agrees to indemnify, defend and hold the Company (and each of its beneficiaries, affiliates and assigns) harmless from and against all losses, costs, deficiencies, damages, consequential damages (including, but not limited to, interruptions of business and costs of remedial actions), fines, penalties and liabilities incurred, and all expenses

(including, but not limited to reasonable attorneys' fees) arising out of or otherwise related to any General Claim (collectively, "Losses," and individually, a "Loss"), net of any insurance recovery actually received relating to such Loss.

         Section 9.4 Notice of Loss or Asserted Liability. Promptly after (a) becoming aware of circumstances that have resulted in a Loss for which any indemnified party (the "Indemnitee") intends to seek indemnification, or (b) receipt by the Indemnitee of written notice of any demand, claim or circumstances which, with or without the lapse of time, the giving of notice or both, would give rise to a claim or the commencement (or threatened commencement) of any action, proceeding or investigation (an "Asserted Liability") that may result in a Loss, the Indemnitee will give notice thereof to any other party (or parties) obligated to provide indemnification (the "Indemnifying Party").

         Section 9.5 Opportunity to Contest. The Indemnifying Party may elect to compromise or contest, at its own expense and by its own counsel, any Asserted Liability. If the Indemnifying Party elects to compromise or contest such Asserted Liability, it will within thirty (30) days after receiving notice of the claim from Indemnitee (or sooner, if the nature of the Asserted Liability so requires) notify the Indemnitee in writing of its intent to do so, and the Indemnitee will cooperate, at the expense of the Indemnifying Party, in the compromise or contest of such Asserted Liability. If the Indemnifying Party elects not to compromise or contest the Asserted Liability, fails to so notify the Indemnitee of its election as herein provided or contests its obligation to indemnify under this Agreement, the Indemnitee (upon further notice to the Indemnifying Party) will hereafter have the right to pay, compromise or contest such Asserted Liability on behalf of and for the account and risk of the Indemnifying Party, subject to the right of the Indemnifying Party to assume the compromise or contest of such Asserted Liability at any time before final settlement or determination thereof. In any event, the Indemnitee and the Indemnifying Party may participate, at their own expense, in the contest of such Asserted Liability. If the Indemnifying Party chooses to contest any Asserted Liability, the Indemnitee will make available to the Indemnifying Party any books, records or other documents within its control that are necessary or appropriate for, will make its officers and employees available, on a basis reasonably consistent with their other duties, in connection with, and will otherwise cooperate with, such defense.

                            ARTICLE X - TERMINATION

         Section 10.1 Termination of Agreement. This Agreement may be terminated:

                  (a) Prior to the Closing, by the mutual written consent of the parties;

                  (b) At the Closing, by the Exchanging Shareholders in writing, without liability, if the Company (i) fails to perform in any material respect any act required on or prior to the Closing, or (ii) materially breaches any of its representations, warranties or covenants in this Agreement;

                  (c) At the Closing, by the Company in writing, without liability, if the Exchanging Shareholders (i) fails to perform in any material respect any act required on or prior to the Closing, or (ii) materially breaches any of their representations, warranties or covenants in this Agreement; or

                  (d) At any time, by any party in writing, without liability, if any court or governmental or regulatory agency order, writ, injunction, or decree prohibits or restrains any party from consummating the transactions contemplated here.

                  (e) If the Closing does not occur by the Closing Date, by the Company or the Exchanging Shareholders.

         Section 10.2 Termination of Obligations. Termination of this Agreement pursuant to this Article will terminate all of the parties' obligations. However, termination pursuant to Sections 10.1(b), (c) or (e) hereof will not relieve a defaulting or breaching party from any liability to any other party. Within fifteen (15) days after this Agreement is terminated, each party will, upon written request from any other party, return all documents and copies previously delivered to it or made in connection with this Agreement.

                           ARTICLE XI - MISCELLANEOUS

         Section 11.1 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof. No party shall be liable or bound to any other party in any manner by any warranties, representation, or covenants except as specifically set forth herein or therein.

         Section 11.2 Survival of Representations and Warranties. The warranties, representations and covenants of the Exchanging Shareholders and the Company contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

         Section 11.3 Notices. All notices, requests, demands, consents and other communications herein shall be in writing and shall be deemed, unless otherwise specified herein, to have been duly given if personally delivered or mailed, first-class certified mail, postage prepaid and return receipt requested or sent by recognized overnight courier service or transmitted by telex or facsimile, as follows:

(a)      If to the Exchanging Shareholders or Nifco:

         Nathan Nifco
         Dina Nifco
         Nifco Family Trust
         Nifco Investments Ltd.
         2030 Marine Drive, Suite 100
         North Vancouver, British Columbia V7P 1V7, Canada
         Telecopy No. (604) 986-0869
         with a copy to (which shall not constitute effective notice to the Exchanging Shareholders or Nifco):

         Peter B. Gorgopa, Esq.
         Allard and Company
         815 Hornby Street, Suite 600
         Vancouver, British Columbia V62 2E6, Canada
         Telecopy No. (604) 687-0814

         and

         Norman R. Miller, Esq.
         Wolin, Ridley & Miller LLP
         3100 Bank One Center
         1717 Main Street
         Dallas, Texas 75201
         Telecopy No. (214) 939-4949

(b)      If to the Company:

         SmartSources.com, Inc.
         4 Normandy Drive
         Kenner, Louisiana 70065
         Telephone No. (504) 466-7004

         with a copy to (which shall not constitute effective notice to the Company):

         William Stocker, Esq.
         34700 Pacific Coast Highway, Suite 303
         Capistrano Beach, California 92624
         Telecopy No. (949) 248-1688

         and

         Karl E. Rodriguez, Esq.
         The Security Centre
         147 Carondelete Street, No. 1105
         New Orleans, Louisiana 70130
         Telecopy No. (504) 464-2643

or such other addresses as each of the parties hereto may provide from time to time in writing to the party. For purposes of computing the time periods set forth in this Section, the delivery date shall be deemed to be (i) three (3) days after the date of mailing, (ii) the date personally delivered or sent by telex or facsimile, or (iii) the business day after the date sent by recognized overnight courier service.

         Section 11.4 Amendments. Any term of this Agreement may be amended only with the written consent of the Exchanging Shareholders and the Company.

         Section 11.5 Waiver and Consent. No action taken pursuant to this Agreement, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any party hereto or a breach of any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach, and no failure by any party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

         Section 11.6 Successors and Assigns. Except as otherwise expressly provided in this Agreement, all of the terms of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

         Section 11.7 Rights of the Company. The Company shall have the absolute right to exercise or refrain from exercising any right or rights that the Company may have by reason of this Agreement, including the right to consent to the waiver of any obligation of the Exchanging Shareholders under this Agreement and to enter into any agreement with the Exchanging Shareholders for the purpose of modifying this Agreement or any agreement effecting any such modification.

         Section 11.8 Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one instrument.

         Section 11.9 No Third Party Beneficiaries. Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Exchanging Shareholders and the Company, and no other person shall acquire or have any rights under or by virtue of this Agreement.

         Section 11.10 Severability. Any provision of this Agreement that is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or lack of authorization without invalidating the remaining provisions hereof or affecting the validity, unenforceability or legality of such provision in any other jurisdiction.

         Section 11.11 GOVERNING LAW. THIS AGREEMENT AND THE LEGAL RELATIONS AMONG THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE PROVINCE OF BRITISH COLUMBIA, CANADA, WITHOUT REGARD TO ITS CONFLICTS OF LAW DOCTRINE.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the date first above written.




                                        ----------------------------------
                                        Nathan Nifco


                                        ----------------------------------
                                        Dina Nifco


                                        NIFCO FAMILY TRUST


                                        By:
                                            ----------------------------------
                                            Nathan Nifco, Trustee


                                        NIFCO INVESTMENTS LTD.


                                        By:
                                            ----------------------------------
                                            Nathan Nifco, President


                                        SMARTSOURCES.COM, INC.


                                        By:
                                            ----------------------------------
                                            Miller L. Mays, III, President